EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Heritage Bancshares, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-KSB for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                      /s/ Jon D. Patterson
                                      ------------------------------------------
                                      Name: Jon D. Patterson
                                      Title: Executive Vice President and
                                             Chief Financial Officer

Date: March 27, 2003